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                                                                    Exhibit 23.2

MOFFITT & COMPANY, P.C.
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Certified Public Accountants                       5040 E. Shea Blvd., Suite 270
                                                   Scottsdale, Arizona 85254
                                                   (480) 951-1416
                                                   Fax (480) 948-3510
                                                   moffittcpas@eschelon.com


                         CONSENT OF INDEPENDENT AUDITORS

         We hereby consent to the use of our report dated March 2, 2002 with respect to the financial statements included in the filing of the Registration Statement (Form S-8 dated January 12, 2004) of NuTech Digital, Inc. for the fiscal year ended December 31, 2001.

/s/Moffitt & Company, P.C.
Moffitt & Company, P.C.
Scottsdale, Arizona